Exhibit 99.1

395 de Maisonneuve Blvd. West Montreal, QC H3A 1L6

TICKER SYMBOL	MEDIA RELATIONS	INVESTOR RELATIONS
UFS (NYSE, TSX)	Michel A. Rathier Tel.: 514-848-5103 Email: communications@domtar.com	Pascal Bossé Tel.: 514-848-5938 Email: ir@domtar.com

DOMTAR CORPORATION REPORTS PRELIMINARY FOURTH QUARTER AND FISCAL YEAR 2008 FINANCIAL RESULTS

Profitability affected by impairment charges and costs related to lack-of-order downtime and machine slowdowns

•	Fourth quarter net loss of $1.31 per diluted share, loss before items[1] of $0.04 per diluted share

•	Lack-of-order downtime and machine slowdowns totaling 197 thousand short tons of papers and 100 thousand metric tonnes of pulp

•	Synergy program successfully completed

Montreal, February 5, 2009 – Domtar Corporation (NYSE/TSX: UFS) today reported a net loss of $676 million ($1.31 per diluted share) for the fourth quarter of 2008 compared to net earnings of $43 million ($0.08 per diluted share) for the third quarter of 2008 and a net loss of $26 million ($0.05 per diluted share) for the fourth quarter of 2007. Excluding items1 listed below, the Company lost $20 million ($0.04 per diluted share1) for the fourth quarter of 2008 compared to earnings of $51 million ($0.10 per diluted share1) for the third quarter of 2008 and earnings of $29 million ($0.06 per diluted share1) for the fourth quarter of 2007. Sales for the fourth quarter of 2008 amounted to $1.5 billion.

Fourth quarter 2008:

•	Charge of $387 million ($270 million after tax) related to the impairment and write-down of property, plant and equipment and intangible assets;

•	Charge of $321 million ($321 million after tax) related to the impairment of goodwill;

•	Charge of $52 million related to a valuation allowance on Canadian deferred income tax assets;

•	Closure and restructuring costs of $28 million ($18 million after tax);

•	Gain on debt repurchase of $12 million ($8 million after tax); and

•	Costs of $5 million ($3 million after tax) related to synergies and integration.

Third quarter 2008:

•	Costs of $10 million ($6 million after tax) related to synergies and integration; and

•	Closure and restructuring costs of $3 million ($2 million after tax).

[1]	Non-GAAP financial measure. Refer to the Reconciliation of Non-GAAP Financial Measures in the appendix.

1/13

Fourth quarter 2007:

•	Charge of $96 million ($66 million after tax) related to the impairment of goodwill and property, plant and equipment;

•	Gains of $51 million ($35 million after tax) for lawsuit and insurance claim settlements;

•	Expenses of $25 million ($17 million after tax) related to the debt restructuring;

•	Costs of $21 million ($14 million after tax) related to synergies, integration and optimization;

•	Gain of $11 million related to a change in statutory income tax rates;

•	Closure and restructuring costs of $7 million ($5 million after tax); and

•	Gains of $2 million ($1 million after tax) related to financial instruments.

“Balancing our production to customer demand through lack-of-order downtime and machine slowdowns at various mills was very costly, yet prices for our papers held steady in the quarter. Undoubtedly, the economic crisis is a challenge for our business,” said John D. Williams, President and Chief Executive Officer. “Our organization must continue to execute quickly the right sizing of the manufacturing system to extract costs and preserve production efficiencies. Domtar’s priority is cash flow generation with an immediate focus on reducing discretionary spending, reviewing procurement costs and pursuing the balancing of production and inventory control,” added Mr. Williams.

FISCAL YEAR 2008 HIGHLIGHTS

For fiscal year 2008, net loss amounted to $573 million ($1.11 per diluted share) compared to net earnings of $70 million ($0.15 per diluted share) for fiscal year 2007. Excluding items1, the Company earned $88 million ($0.17 per diluted share1) for fiscal 2008 compared to earnings of $131 million ($0.28 per diluted share1) for fiscal 2007. Domtar pursued its synergy program in 2008 and successfully achieved its revised target of $250 million on a run-rate basis at the end of December 2008. Sales amounted to $6.4 billion for fiscal year 2008.

Commenting on the performance, Mr. Williams said, “The 2008 results were negatively impacted by the weak volumes in our papers business including costs related to lack-of-order downtime and higher costs for wood fiber, chemicals, energy and freight. Despite the difficult operating environment, we were able to raise our selling prices in papers and to reduce costs through the synergy program.”

SEGMENT REVIEW

PAPERS

Operating income before items1 was $29 million in the fourth quarter of 2008 compared to operating income before items1 of $131 million in the third quarter of 2008. Depreciation and amortization totaled $104 million in the fourth quarter. When compared to the third quarter, paper shipments decreased 9% while pulp shipments increased 9%. The shipments-to-production ratio for papers was 104% in the fourth quarter, compared to 97% in the third quarter. Paper inventories were 32,000 tons lower at the end of December when compared to end of September levels.

[1]	Non-GAAP financial measure. Refer to the Reconciliation of Non-GAAP Financial Measures in the appendix.

2/13

The decrease in operating income before items1 in the fourth quarter was the result of lower paper shipments, costs related to lack-of-order downtime and machine slowdowns, lower average selling prices for pulp, higher usage for energy and higher costs for chemicals and fiber. These factors were partially offset by lower energy prices, lower freight costs, a favorable exchange rate net of hedging, and higher pulp shipments.

(In millions of dollars)	4Q 2008	3Q 2008
Sales	$1,240	$1,364
Operating income (loss)	($693)	$118
Operating income before items[1]	$29	$131
Depreciation and amortization	$104	$111
Impairment and write-down of PP&E	$373	—
Impairment of goodwill	$321	—

The carrying value of certain pulp, paper and converting assets has been tested for impairment resulting in a reduction of $359 million. In addition, some other fixed-assets have been written down for a total of $14 million.

PAPER MERCHANTS

Operating income was $2 million in the fourth quarter of 2008 compared to operating income of $1 million in the third quarter of 2008. Depreciation and amortization was $1 million in the fourth quarter. Deliveries decreased 11% when compared to the third quarter.

The increase in operating income in the fourth quarter was the result of an increase in allowance for doubtful accounts recorded in the third quarter, partially offset by lower paper deliveries.

(In millions of dollars)	4Q 2008	3Q 2008
Sales	$228	$257
Operating income	$2	$1
Depreciation and amortization	$1	$1

[1]	Non-GAAP financial measure. Refer to the Reconciliation of Non-GAAP Financial Measures in the appendix.

3/13

WOOD

Operating loss before items1 was $9 million in the fourth quarter of 2008, compared to operating loss before items1 of $11 million in the third quarter of 2008. Depreciation and amortization totaled $5 million in the fourth quarter. When compared to the third quarter, lumber shipments decreased 11%.

The decrease in operating loss before items 1 in the fourth quarter was the result of a favorable exchange rate. This factor was partially offset by lower average selling prices and lower shipments.

(In millions of dollars)	4Q 2008	3Q 2008
Sales	$59	$76
Operating loss	($28)	($11)
Operating loss before items[1]	($9)	($11)
Depreciation and amortization	$5	$7
Impairment and write-down of PP&E	$10	—
Impairment of intangible assets	$4	—

The carrying value of certain fixed-assets and harvesting rights have been written down as a result of the fourth quarter decision to rationalize operations which resulted in reductions in property, plant and equipment and intangible assets of $10 million and $4 million, respectively.

LIQUIDITY AND CAPITAL

During the fourth quarter, Domtar made early contributions to its pension trust funds of $96 million that reduces the Company’s future funding requirements. Also, Domtar repurchased a notional amount of $60 million of the 7  7/8% Notes due 2011 for a total cash consideration of $51 million.

Including the aforementioned early contributions to pension trust funds, cash flow from operations amounted to 197 million dollars and free cash flow1 amounted to $34 million in 2008. Domtar’s net debt-to-total capitalization ratio1 increased to 50% at year end compared to 41% as at December 30, 2007. Long-term debt decreased by $102 million over the same period. Amounts drawn on our revolving credit facility amounted to $60 million at December 31, 2008 compared to $50 million at December 30, 2007.

[1]	Non-GAAP financial measure. Refer to the Reconciliation of Non-GAAP Financial Measures in the appendix.

4/13

OUTLOOK

In the midst of a recession, the high level of uncertainty makes it difficult to predict sales volumes as none of our markets are showing any signs of demand recovery as of yet. Nonetheless, prices remain stable for Domtar’s uncoated freesheet paper products. Depending on customer demand, we expect to continue to take lack-of-order downtime and machine slowdowns in papers and pulp in the first half of 2009 while all efforts will be made to manage and reduce costs.

EARNINGS CONFERENCE CALL

The Company will hold a conference call today at 10:00 a.m. (ET) to discuss its fourth quarter 2008 financial results. Financial analysts are invited to participate in the call by dialing at least 10 minutes before start time 1 (866) 321-8231 (toll free - North America) or 1 (416) 642-5213 (International), while media and other interested individuals are invited to listen to the live webcast on the Domtar Corporation website at www.domtar.com.

ABOUT DOMTAR

Domtar Corporation (NYSE/TSX:UFS) is the largest integrated manufacturer and marketer of uncoated freesheet paper in North America and the second largest in the world based on production capacity, and is also a manufacturer of papergrade, fluff and specialty pulp. The Company designs, manufactures, markets and distributes a wide range of business, commercial printing and publication as well as converting and specialty papers including recognized brands such as Cougar®, Lynx® Opaque, Husky® Offset, First Choice® and Domtar EarthChoice® Office Paper, part of a family of environmentally and socially responsible papers. Domtar owns and operates Domtar Distribution Group, an extensive network of strategically located paper distribution facilities. Domtar also produces lumber and other specialty and industrial wood products. The Company employs nearly 11,500 people. To learn more, visit www.domtar.com.

FORWARD-LOOKING STATEMENTS

All statements in this news release that are not based on historical fact are “forward-looking statements.” While management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of our control that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth under the captions “Forward-Looking Statements” and “Risk Factors” of the latest Form 10-K filed with the SEC as periodically updated by subsequently filed Form 10-Q’s. Unless specifically required by law, we assume no obligation to update or revise these forward-looking statements to reflect new events or circumstances.

5/13

Domtar Corporation

Highlights

(In millions of dollars, unless otherwise noted)

	Thirteen weeks ended	Thirteen weeks ended	Fifty-two weeks ended	Fifty-two weeks ended
	December 31 2008	December 30 2007	December 31 2008	December 30 2007(1)
	(Unaudited)		(Unaudited)
	$	$	$	$
Selected Segment Information

Sales
Papers	1,240	1,401	5,440	5,116
Paper Merchants	228	262	990	813
Wood	59	79	268	304

Total for reportable segments	1,527	1,742	6,698	6,233
Intersegment sales - Papers	(56)	(73)	(276)	(235)
Intersegment sales - Paper Merchants	—	—	—	(1)
Intersegment sales - Wood	(6)	(16)	(28)	(50)

Consolidated sales	1,465	1,653	6,394	5,947

Depreciation and amortization
Papers	104	124	435	444
Paper Merchants	1	1	3	2
Wood	5	8	25	25

Total for reportable segments	110	133	463	471
Impairment and write-down of property, plant and equipment	383	92	383	92
Impairment of goodwill and intangible assets	325	4	325	4

Consolidated depreciation and amortization	818	229	1,171	567

Operating income (loss)
Papers	(693)	25	(369)	321
Paper Merchants	2	1	8	13
Wood	(28)	(26)	(73)	(63)

Total for reportable segments	(719)	—	(434)	271
Corporate	—	7	(3)	(1)

Consolidated operating income (loss)	(719)	7	(437)	270
Interest expense	22	65	133	171

Earnings (loss) before income taxes	(741)	(58)	(570)	99
Income tax expense (benefit)	(65)	(32)	3	29

Net earnings (loss)	(676)	(26)	(573)	70

Per common share (in dollars)
Net earnings (loss)
Basic	(1.31)	(0.05)	(1.11)	0.15
Diluted	(1.31)	(0.05)	(1.11)	0.15
Weighted average number of common and exchangeable shares outstanding (millions)
Basic	515.5	515.4	515.5	474.1
Diluted	515.5	515.4	515.5	475.9
Cash flows provided from (used for) operating activities	(74)	182	197	606
Additions to property, plant and equipment	49	51	163	116

(1)	The results for 2007 included the results of Domtar Inc., following the acquisition, starting on March 7, 2007. (See Note 1 in the 2007 Annual Report on Form 10-K filed with the SEC)

6/13

Domtar Corporation

Consolidated Statements of Earnings

(In millions of dollars, unless otherwise noted)

	Thirteen weeks ended	Thirteen weeks ended	Fifty-two weeks ended	Fifty-two weeks ended
	December 31 2008	December 30 2007	December 31 2008	December 30 2007(1)
	(Unaudited)		(Unaudited)
	$	$	$	$
Sales	1,465	1,653	6,394	5,947
Operating expenses
Cost of sales, excluding depreciation and amortization	1,254	1,319	5,225	4,757
Depreciation and amortization	110	133	463	471
Selling, general and administrative	92	136	407	408
Impairment and write-down of property, plant and equipment	383	92	383	92
Impairment of goodwill and intangible assets	325	4	325	4
Closure and restructuring costs	28	7	43	14
Other operating income	(8)	(45)	(15)	(69)

	2,184	1,646	6,831	5,677

Operating income (loss)	(719)	7	(437)	270
Interest expense	22	65	133	171

Earnings (loss) before income taxes	(741)	(58)	(570)	99
Income tax expense (benefit)	(65)	(32)	3	29

Net earnings (loss)	(676)	(26)	(573)	70

Per common share (in dollars)
Net earnings (loss)
Basic	(1.31)	(0.05)	(1.11)	0.15
Diluted	(1.31)	(0.05)	(1.11)	0.15
Weighted average number of common and exchangeable shares outstanding (millions)
Basic	515.5	515.4	515.5	474.1
Diluted	515.5	515.4	515.5	475.9

(1)	The results for 2007 included the results of Domtar Inc., following the acquisition, starting on March 7, 2007. (See Note 1 in the 2007 Annual Report on Form 10-K filed with the SEC)

7/13

Domtar Corporation

Consolidated Balance Sheets at

(In millions of dollars)

	December 31 2008	December 30 2007
	(Unaudited)
	$	$
Assets
Current assets
Cash and cash equivalents	16	71
Receivables, less allowances of $11 and $9	477	504
Inventories	963	936
Prepaid expenses	27	14
Income and other taxes receivable	56	69
Deferred income taxes	116	182

Total current assets	1,655	1,776

Property, plant and equipment, at cost	8,963	9,685
Accumulated depreciation	(4,662)	(4,323)

Net property, plant and equipment	4,301	5,362
Goodwill	—	372
Intangible assets, net of amortization	81	111
Other assets	67	105

Total assets	6,104	7,726

Liabilities and shareholders’ equity
Current liabilities
Bank indebtedness	43	63
Trade and other payables	646	765
Income and other taxes payable	36	28
Long-term debt due within one year	38	17

Total current liabilities	763	873

Long-term debt	2,090	2,213
Deferred income taxes	824	1,003
Other liabilities and deferred credits	284	440

Shareholders’ equity
Common stock	5	5
Exchangeable shares	138	293
Additional paid-in capital	2,743	2,573
(Deficit) retained earnings	(526)	47
Accumulated other comprehensive income	(217)	279

Total shareholders’ equity	2,143	3,197

Total liabilities and shareholders’ equity	6,104	7,726

8/13

Domtar Corporation

Consolidated Statements of Cash Flows

(In millions of dollars)

	Thirteen weeks ended	Thirteen weeks ended	Fifty-two weeks ended	Fifty-two weeks ended
	December 31 2008	December 30 2007	December 31 2008	December 30 2007(1)
	(Unaudited)		(Unaudited)
	$	$	$	$
Operating activities
Net earnings (loss)	(676)	(26)	(573)	70
Adjustments to reconcile net earnings (loss) to cash flows from operating activities
Depreciation and amortization	110	133	463	471
Deferred income taxes	(88)	(48)	(42)	(73)
Impairment and write-down of property, plant and equipment	383	92	383	92
Impairment of goodwill and intangible assets	325	4	325	4
Gain on repurchase of long-term debt and debt restructuring costs	(12)	25	(12)	25
Net gains on disposals of property, plant and equipment and sale of trademarks	—	—	(9)	—
Stock-based compensation expense	3	8	16	12
Other	5	(4)	13	(2)
Changes in assets and liabilities, net of effects of acquisitions
Receivables	91	40	7	(39)
Inventories	(17)	7	(85)	38
Prepaid expenses	29	10	3	6
Trade and other payables	(143)	2	(139)	68
Income and other taxes	14	(30)	13	13
Difference between employer pension and other post-retirement contributions and pension and other post-retirement expense	(89)	(27)	(141)	(69)
Other assets and other liabilities	(9)	(4)	(25)	(10)

Cash flows provided from (used for) operating activities	(74)	182	197	606

Investing activities
Additions to property, plant and equipment	(49)	(51)	(163)	(116)
Proceeds from disposals of property, plant and equipment and sale of trademarks	5	6	35	29
Business acquisition – cash acquired	—	—	—	573
Business acquisition	—	—	(12)	—
Other	—	—	—	(1)

Cash flows provided from (used for) investing activities	(44)	(45)	(140)	485

Financing activities
Net change in bank indebtedness	3	(12)	(24)	(21)
Change of revolving bank credit facility	60	50	10	50
Issuance of short-term debt	—	—	—	1,350
Issuance of long-term debt	—	—	—	800
Repayment of short-term debt	—	—	—	(1,350)
Repayment of long-term debt	(54)	(155)	(95)	(311)
Debt issue costs	—	(15)	—	(39)
Premium on redemption of long-term debt	—	(40)	—	(40)
Repurchase of minority interest	—	(28)	—	(28)
Distribution to Weyerhaeuser prior to March 7, 2007	—	—	—	(1,431)
Other	—	—	—	(5)

Cash flows provided from (used for) financing activities	9	(200)	(109)	(1,025)

Net (decrease) increase in cash and cash equivalents	(109)	(63)	(52)	66
Translation adjustments related to cash and cash equivalents	(2)	(2)	(3)	4
Cash and cash equivalents at beginning of period	127	136	71	1

Cash and cash equivalents at end of period	16	71	16	71

Supplemental cash flow information
Net cash payments for:
Interest	39	67	120	155
Income taxes	3	74	49	112

(1)	The cash flows for 2007 included the cash flows of Domtar Inc., following the acquisition, starting on March 7, 2007. (See Note 1 in the 2007 Annual Report on Form 10-K filed with the SEC).

9/13

Domtar Corporation

Reconciliation of Non-GAAP Financial Measures

(In millions of dollars, unless otherwise noted)

The following table sets forth certain non-U.S. generally accepted accounting principles (“GAAP”) financial metrics identified in bold as “Earnings (Loss) Before Items,” “EBITDA,” “EBITDA Before Items,” “Free Cash Flow,” “Net Debt” and “Net Debt-to-Total Capitalization.” Management believes that the financial metrics presented are frequently used by investors and are useful to evaluate our ability to service debt and the overall credit profile. Management believes these metrics are also useful to measure the operating performance and benchmark with peers within the industry. These metrics are presented as a complement to enhance the understanding of operating results but not in substitution for GAAP results.

The Company calculates “Earnings (Loss) Before Items” and “EBITDA Before Items” by excluding the after-tax (pre-tax) effect of items considered by management as not typifying the Net earnings (loss) reported under U.S. GAAP. Management uses these measures, as well as EBITDA and Free Cash Flow, to focus on ongoing operations and believes that it is useful to investors because it enables them to perform meaningful comparisons between periods. Domtar believes that using this information along with Net earnings (loss) provides for a more complete analysis of the results of operations. Net earnings (loss) is the most directly comparable GAAP measure.

			2008					2007
			Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Reconciliation of “Earnings (Loss) Before Items” to Net Earnings (Loss)
	Net earnings (loss)	($)	36	24	43	(676)	(573)	49	11	36	(26)	70
(+)	Impairment of goodwill	($)				321	321				4	4
(+)	Impairment of property, plant and equipment and intangible assets	($)				270	270				62	62
(+)	Valuation allowance on Canadian deferred income tax assets	($)				52	52
(+)	Closure and restructuring costs	($)	1	7	2	18	28	2	1	1	5	9
(+)	Costs related to synergies, integration and optimization	($)	5	5	6	3	19	4	4	8	14	30
(–)	Reversal of a provision for unfavorable contract	($)	(17)				(17)
(–)	Gain on debt repurchase	($)				(8)	(8)
(–)	Gain related to the sale of trademarks	($)		(4)			(4)
(–)	Gains for lawsuit and insurance claim settlements	($)									(35)	(35)
(+)	Expenses related to the debt restructuring	($)									17	17
(–)	Gain related to change in statutory income tax rate	($)						(6)	(1)	3	(11)	(15)
(–)	Gains related to financial instruments	($)							(6)	(4)	(1)	(11)
(=)	Earnings (Loss) Before Items	($)	25	32	51	(20)	88	49	9	44	29	131
( / )	Weighted avg. number of common shares outstanding (diluted)	(millions)	515.9	515.8	515.7	515.5	515.5	348.4	516.3	517.8	515.4	475.9
(=)	Earnings (Loss) Before Items per diluted share	($)	0.05	0.06	0.10	(0.04)	0.17	0.14	0.02	0.09	0.06	0.28
Reconciliation of “EBITDA” and “EBITDA Before Items” to Net Earnings (Loss)
	Net earnings (loss)	($)	36	24	43	(676)	(573)	49	11	36	(26)	70
(+)	Income tax expense (benefit)	($)	19	19	30	(65)	3	11	11	39	(32)	29
(+)	Interest expense	($)	39	37	35	22	133	11	47	48	65	171
(=)	Operating income (loss)	($)	94	80	108	(719)	(437)	71	69	123	7	270
(+)	Depreciation and amortization	($)	116	118	119	110	463	78	132	128	133	471
(+)	Impairment of goodwill, PP&E and intangible assets	($)				708	708				96	96
(=)	EBITDA	($)	210	198	227	99	734	149	201	251	236	837
(–)	Reversal of a provision for unfavorable contract	($)	(23)				(23)
(+)	Costs related to synergies, integration and optimization	($)	8	9	10	5	32	7	6	14	21	48
(+)	Closure and restructuring costs	($)	1	11	3	28	43	3	2	2	7	14
(–)	Gain related to the sale of trademarks	($)		(6)			(6)
(–)	Gains for lawsuit and insurance claim settlements	($)									(51)	(51)
(–)	Gains related to financial instruments	($)							(10)	(6)	(2)	(18)
(=)	EBITDA Before Items	($)	196	212	240	132	780	159	199	261	211	830
Reconciliation of “Free Cash Flow” to Cash Flow from Operating Activities
	Cash flow provided from operating activities	($)	27	113	131	(74)	197	91	189	144	182	606
(–)	Additions to property, plant and equipment	($)	(29)	(36)	(49)	(49)	(163)	(14)	(32)	(19)	(51)	(116)
(=)	Free Cash Flow	($)	(2)	77	82	(123)	34	77	157	125	131	490
“Net Debt-to-Total Capitalization” Computation
	Bank indebtedness	($)	86	38	36	43		89	74	75	63
(+)	Current portion of long-term debt	($)	17	19	19	38		21	19	19	17
(+)	Long-term debt	($)	2,155	2,122	2,118	2,090		2,577	2,425	2,356	2,213
(–)	Cash and cash equivalents	($)	(57)	(61)	(127)	(16)		(110)	(80)	(136)	(71)
(=)	Net Debt	($)	2,201	2,118	2,046	2,155		2,577	2,438	2,314	2,222
(+)	Shareholders’ equity	($)	3,172	3,217	3,194	2,143		2,941	3,094	3,212	3,197
(=)	Total capitalization	($)	5,373	5,335	5,240	4,298		5,518	5,532	5,526	5,419
	Net debt	($)	2,201	2,118	2,046	2,155		2,577	2,438	2,314	2,222
( / )	Total capitalization	($)	5,373	5,335	5,240	4,298		5,518	5,532	5,526	5,419
(=)	Net Debt-to-Total Capitalization	(%)	41%	40%	39%	50%		47%	44%	42%	41%

“Earnings (Loss) Before Items,” “EBITDA,” “EBITDA Before Items,” “Free Cash Flow”, “Net Debt” and “Net Debt-to-Total Capitalization” have no standardized meaning prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies and therefore should not be considered in isolation or as a substitute for Net earnings (loss), Operating income (loss) or any other earnings statement, cash flow statement or balance sheet financial information prepared in accordance with GAAP. It is important for readers to understand that certain items may be presented in different lines by different companies on their financial statements thereby leading to different measures for different companies.

10/13

Domtar Corporation

Reconciliation of Non-GAAP Financial Measures - By Segment 2008

(In millions of dollars, unless otherwise noted)

The following table sets forth certain non-U.S. generally accepted accounting principles (“GAAP”) financial metrics identified as “Operating Income Before Items” and “EBITDA Before Items” by reportable segment. Management believes that the financial metrics presented are frequently used by investors and are useful to measure the operating performance and benchmark with peers within the industry. These metrics are presented as a complement to enhance the understanding of operating results but not in substitution for GAAP results.

The company calculates the segmented “Operating Income Before Items” by excluding the pre-tax effect of items considered by management as not typifying the segment Operating income (loss) reported under U.S. GAAP. Management uses these measures to focus on ongoing operations and believes that it is useful to investors because it enables them to perform meaningful comparisons between periods. Domtar believes that using this information along with Operating Income (loss) provides for a more complete analysis of the results of operations. Operating Income (loss) by segment is the most directly comparable GAAP measure.

			Papers					Paper Merchants					Wood					Corporate
			Q1’08	Q2’08	Q3’08	Q4’08	YTD	Q1’08	Q2’08	Q3’08	Q4’08	YTD	Q1’08	Q2’08	Q3’08	Q4’08	YTD	Q1’08	Q2’08	Q3’08	Q4’08	YTD
Reconciliation of Operating Income to “Operating Income Before Items”
	Operating Income (loss)	($)	114	92	118	(693)	(369)	3	2	1	2	8	(22)	(12)	(11)	(28)	(73)	(1)	(2)			(3)
(+)	Impairment of goodwill, PP&E and intangible assets	($)				694	694									14	14
(+)	Closure and restructuring costs	($)	1	11	3	23	38									5	5
(+)	Costs related to synergies, integration and optimization	($)	8	9	10	5	32
(–)	Reversal of a provision for unfavorable contract	($)	(23)				(23)
(–)	Gain related to the sale of trademarks	($)		(6)			(6)
(=)	Operating Income Before Items	($)	100	106	131	29	366	3	2	1	2	8	(22)	(12)	(11)	(9)	(54)	(1)	(2)			(3)
Reconciliation of “Operating Income Before Items” to “EBITDA Before Items”
	Operating Income Before Items	($)	100	106	131	29	366	3	2	1	2	8	(22)	(12)	(11)	(9)	(54)	(1)	(2)			(3)
(+)	Depreciation and amortization	($)	110	110	111	104	435		1	1	1	3	6	7	7	5	25
(=)	EBITDA Before Items	($)	210	216	242	133	801	3	3	2	3	11	(16)	(5)	(4)	(4)	(29)	(1)	(2)			(3)

“Operating Income Before Items” and “EBITDA Before Items” have no standardized meaning prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies and therefore should not be considered in isolation or as a substitute for Operating income (loss), or any other earnings statement, cash flow statement or balance sheet financial information prepared in accordance with GAAP. It is important for readers to understand that certain items may be presented in different lines by different companies on their financial statements thereby leading to different measures for different companies.

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Domtar Corporation

Reconciliation of Non-GAAP Financial Measures - By Segment 2007

(In millions of dollars, unless otherwise noted)

The following table sets forth certain non-U.S. generally accepted accounting principles (“GAAP”) financial metrics identified as “Operating Income Before Items” and “EBITDA Before Items” by reportable segment. Management believes that the financial metrics presented are frequently used by investors and are useful to measure the operating performance and benchmark with peers within the industry. These metrics are presented as a complement to enhance the understanding of operating results but not in substitution for GAAP results.

The company calculates the segmented “Operating Income Before Items” by excluding the pre-tax effect of items considered by management as not typifying the segment Operating income (loss) reported under U.S. GAAP. Management uses these measures to focus on ongoing operations and believes that it is useful to investors because it enables them to perform meaningful comparisons between periods. Domtar believes that using this information along with Operating Income (loss) provides for a more complete analysis of the results of operations. Operating Income (loss) by segment is the most directly comparable GAAP measure.

			Papers					Paper Merchants					Wood					Corporate
			Q1’07	Q2’07	Q3’07	Q4’07	YTD	Q1’07	Q2’07	Q3’07	Q4’07	YTD	Q1’07	Q2’07	Q3’07	Q4’07	YTD	Q1’07	Q2’07	Q3’07	Q4’07	YTD
Reconciliation of Operating Income to “Operating Income Before Items”
	Operating Income (loss)	($)	71	92	133	25	321	4	2	6	1	13	(4)	(20)	(13)	(26)	(63)		(5)	(3)	7	(1)
(+)	Impairment of goodwill and property, plant and equipment	($)				92	92									4	4
(+)	Costs related to synergies, integration and optimization	($)	7	6	14	21	48
(–)	Gains for lawsuit and insurance claim settlements	($)				(39)	(39)														(12)	(12)
(–)	Gains related to financial instruments	($)		(10)	(6)	(2)	(18)
(+)	Closure and restructuring costs	($)	2	2	2	7	13						1				1
(=)	Operating Income Before Items	($)	80	90	143	104	417	4	2	6	1	13	(3)	(20)	(13)	(22)	(58)		(5)	(3)	(5)	(13)
Reconciliation of “Operating Income Before Items” to “EBITDA Before Items”
	Operating Income Before Items	($)	80	90	143	104	417	4	2	6	1	13	(3)	(20)	(13)	(22)	(58)		(5)	(3)	(5)	(13)
(+)	Depreciation and amortization	($)	72	126	122	124	444	1			1	2	5	6	6	8	25
(=)	EBITDA Before Items	($)	152	216	265	228	861	5	2	6	2	15	2	(14)	(7)	(14)	(33)		(5)	(3)	(5)	(13)

“Operating Income Before Items” and “EBITDA Before Items” have no standardized meaning prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies and therefore should not be considered in isolation or as a substitute for Operating income (loss), or any other earnings statement, cash flow statement or balance sheet financial information prepared in accordance with GAAP. It is important for readers to understand that certain items may be presented in different lines by different companies on their financial statements thereby leading to different measures for different companies.

12/13

Domtar Corporation

Supplemental Segmented Information

(In millions of dollars, unless otherwise noted)

		2008					2007
		Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Papers Segment
Sales	($)	1,429	1,407	1,364	1,240	5,440	955	1,349	1,411	1,401	5,116
Intersegment sales – Papers	($)	(83)	(73)	(64)	(56)	(276)	(24)	(66)	(72)	(73)	(235)
Operating income (loss)	($)	114	92	118	(693)	(369)	71	92	133	25	321
Depreciation & amortization	($)	110	110	111	104	435	72	126	122	124	444
Impairment of goodwill and PP&E	($)				694	694				92	92

Papers
Papers Production	(‘000 ST)	1,173	1,146	1,115	951	4,385	826	1,216	1,187	1,182	4,411
Papers Shipments	(‘000 ST)	1,205	1,137	1,079	985	4,406	871	1,209	1,261	1,160	4,501
Uncoated freesheet	(‘000 ST)	1,149	1,096	1,044	952	4,241	814	1,163	1,194	1,104	4,275
Coated groundwood	(‘000 ST)	56	41	35	33	165	57	46	67	56	226
20-lb repro bond, 92 bright (copy)(a) list price	($/ton)	1,007	1,050	1,103	1,101	1,065	930	963	990	990	968
50-lb offset, rolls(a) list price	($/ton)	860	907	944	945	914	810	810	803	847	818
Coated publication No. 5, 40-lb offset, rolls(a) list price	($/ton)	900	975	1,000	988	966	778	748	782	840	787

Pulp
Pulp Shipments(b)	(‘000 ADMT)	347	347	325	353	1,372	249	335	334	411	1,329
Hardwood Kraft Pulp	(%)	44%	43%	41%	37%	41%	21%	46%	48%	45%	42%
Softwood Kraft Pulp	(%)	47%	46%	47%	50%	48%	61%	41%	40%	46%	46%
Fluff Pulp	(%)	9%	11%	12%	13%	11%	18%	13%	12%	9%	12%
Pulp NBSK – U.S. market(a) list price	($/ADMT)	880	880	882	789	858	790	810	837	858	824
Pulp NBHK – Japan market(a)(c) list price	($/ADMT)	715	755	785	673	732	640	640	658	683	655

Paper Merchants Segment
Sales	($)	262	243	257	228	990	76	226	249	262	813
Intersegment sales – Paper Merchants	($)							(1)			(1)
Operating income	($)	3	2	1	2	8	4	2	6	1	13
Depreciation & amortization	($)		1	1	1	3	1			1	2

Wood Segment
Sales	($)	63	70	76	59	268	47	90	88	79	304
Intersegment sales – Wood	($)	(6)	(8)	(8)	(6)	(28)	(3)	(15)	(16)	(16)	(50)
Operating loss	($)	(22)	(12)	(11)	(28)	(73)	(4)	(20)	(13)	(26)	(63)
Depreciation & amortization	($)	6	7	7	5	25	5	6	6	8	25
Impairment of goodwill, PP&E and intangible assets	($)				14	14				4	4

Lumber Production	(Millions FBM)	168	155	163	181	667	68	152	164	158	542
Lumber Shipments	(Millions FBM)	160	181	178	158	677	88	227	197	172	684
Lumber G.L. 2x4x8 studs(a) prices	($/MFBM)	277	306	290	246	280	317	335	336	294	321
Lumber G.L. 2x4 R/L, no. 1 & no. 2(a) prices	($/MFBM)	291	309	346	272	304	332	332	343	308	329

Average Exchange Rates	CAN	1.004	1.010	1.042	1.212	1.067	1.172	1.098	1.044	0.981	1.074
	US	0.996	0.990	0.960	0.825	0.937	0.854	0.911	0.958	1.019	0.931

(a)	Source: Pulp & Paper Week and Random Lengths.
(b)	Figures are gross of market pulp purchased from other producers on the open market for some of our paper making operations. Pulp shipments represents the amount of pulp produced in excess of our internal requirement.
(c)	Based on Pulp & Paper Week's Southern Bleached Hardwood Kraft pulp prices for Japan, increased by an average differential of $15/ADMT between Northern and Southern Bleached Hardwood Kraft pulp prices.

Note: the term "ST" refers to a short ton, the term "ADMT" refers to an air dry metric ton, and the term "FBM" refers to foot board measure.

13/13